COMMERCIAL SUBLEASE

THIS COMMERCIAL SUBLEASE (the “Sublease”), made and entered into effective as of   May

  1   , 2017  (the “Effective Date”), is by and between Bell  Foods International, Inc., an Oregon

corporation   (“Sub-Landlord”),   Bell   Northside,   LLC,   an   Oregon   limited   liability   company   (“Bell

Northside”), and Alkame Holdings, Inc., a Nevada corporation ( “Sub-Tenant”).

RECITALS:

A.

Landlord is the “Tenant” and Bell Northside is the “Landlord” under a Lease Agreement (the “Original Lease”) for the property consisting of approximately seventeen  (17)  acres  in  Marion  County,  Oregon,  commonly  known  as  3213

Waconda Road NE, Gervais, Oregon, Tax Lot ID: R19431 (the “Property”).  The Property is approximately seventeen (17) acres and includes approximately twelve (12) acres of farm ground.  On the remaining five (5) acres is located a food processing facility and various improvements related thereto. The subject of this Sublease are the food processing facilities and related improvements which are highlighted in yellow on Exhibit A which is attached hereto and by this reference made a part hereof (the “Premises”).  Note that those portions of the Property circumscribed in green are shared with another subtenant, and those portions of the Property marked in solid green are subleased exclusively by another subtenant.

B.          Simultaneously herewith, Sub-Tenant shall lease from Sub-Landlord all of the equipment used in Sub-Landlord’s fruit processing and packaging business pursuant to the terms of an Equipment Lease of even date herewith (the “Equipment Lease”).  In addition, Sub-Tenant has entered into a Wastewater Disposal Agreement with Jones Place, LLC, an Oregon limited liability company (the “Wastewater Agreement”).  The Equipment Lease and the Wastewater Agreement shall be collectively referred to herein as the “Related Agreements.”

AGREEMENT:

NOW, THEREFORE, in consideration of the rent hereinafter specified and the covenants, terms, and conditions hereinafter contained, the parties agree as follows:

1.

Grant of Sublease

Sub-Landlord does hereby sublease to Sub-Tenant the Premises, together with the grounds immediately adjacent thereto and associated therewith, but specifically excluding all improvements not highlighted in Yellow on Exhibit A and all other portions of the Property, including without limitation the farm ground.  Sub-Tenant shall be permitted to use parking spaces located on the Property and which are circumscribed in blue on the Exhibit A, which provides space for approximately fifteen (15) cars to park.

2.

Term of Sublease

The term of the Sublease shall commence and Sub-Tenant shall be entitled to possession on the

Effective Date, and shall extend for a term of five (5) years (the “Initial Term”).

COMMERCIAL SUBLEASE (BELL FOODS INTERNATIONAL, INC. / BELL NORTHSIDE, LLC / ALKAME HOLDINGS, INC.)

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3.

Option to Renew

In the event that Sub-Tenant is not then in default at the expiration of the Initial Term, then Sub- Tenant shall have the option to renew the Sublease for an additional term of five (5) years (the “1st Option”).  Sub-Tenant shall give Sub-Landlord written notice actually received at least ninety (90) days prior to the end of the prior Sublease term indicating that Sub-Tenant intends to exercise the option to renew, but Sub-Tenant shall not exercise this option more than one hundred eighty (180) days prior to the expiration of the term.  The terms and provisions for the renewal term shall be identical with the original terms, except for rent, which shall be adjusted as provided in Section 4.3 below.  Provided that Sub-Tenant exercises the 1st Option to renew, and further provided that Sub-Tenant is not then in default, Sub-Tenant shall have a second and final option to renew on the same terms as those applicable to the 1st Option.

4.

Rental Payment

Sub-Tenant agrees to pay to Sub-Landlord as base rent the sum of Seven Thousand Dollars ($7,000) per month (the “Base Rent”) for the first three (3) months that this Sublease is in effect. Thereafter, the Base Rent shall increase to Ten Thousand Dollars ($10,000) per month for the remainder of the first year of this Sublease. Sub-Tenant shall pay rent in advance on the 1st day of each and every month during the term of this Sublease. Rent is deemed paid when received in hand by Sub-Landlord. Sub-Tenant shall have no right of offset.  Tenant shall be in default if rent is paid after the 10th day of the month.

4.1

Deposits

To secure Sub-Tenant’s compliance with all terms of this Sublease, Sub-Tenant shall pay Sub-Landlord the sum of Ten Thousand Dollars ($10,000) as a deposit.  The deposit shall be a debt from Sub-Landlord to Sub-Tenant, refundable within thirty (30) days following expiration of the  Term  or  other  termination  not  caused  by  Sub-Tenant’s  default.  Sub-Landlord  may commingle the deposit with its funds and Sub-Tenant shall not be entitled to interest on the deposit.  Sub-Landlord shall have the right to offset against the deposit any sums owing from Sub-Tenant to Sub-Landlord and not paid when due, any damages caused by Sub-Tenant’s default, the cost of curing any default by Sub-Tenant should Sub-Landlord elect to do so, and the cost of performing any repair or cleanup that is Sub-Tenant’s responsibility under this Sublease. Offset against the deposit shall not be an exclusive remedy in any of the above cases, but may be invoked by Sub-Landlord, at its option, in addition to any other remedy provided by law or this Sublease for Sub-Tenant’s nonperformance. Sub-Landlord shall give notice to Sub-Tenant each time an offset is claimed against the deposit, and, unless the Sublease is terminated, Sub- Tenant shall within ten (10) days following such notice deposit with Sub-Landlord a sum equal to the amount of the offset so that the total deposit amount, net of offset, shall remain constant throughout the Term.

4.2

Late Fee

In the event rent is paid after the 1st day of the month, then Sub-Landlord shall be entitled to receive a late fee in the amount of the greater of Five Hundred Dollars ($500) or ten percent (10%) of the rental which is late that month.  The amount of rent which remains due and unpaid for more than thirty (30) days, and all unpaid late fees, shall bear interest at the rate of ten percent (10%) per annum.

COMMERCIAL SUBLEASE (BELL FOODS INTERNATIONAL, INC. / BELL NORTHSIDE, LLC / ALKAME HOLDINGS, INC.)

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4.3

Escalation

On each one (1) year anniversary of this Lease, the monthly Base Rent shall be increased (but never decreased) by a ratio equal to the percentage increase of the Consumer Price Index published by the United States Bureau of Labor Statistics (CPI-U, US City Average, All Items) with the base period 1982-4 equals 100.  Such index for the first month of such one year period shall be compared to the index figure for the last month of such one year period to determine the ratio by which the monthly rent is to be increased during the succeeding one year period.  In the event that the amount of the rental adjustment for a succeeding year is not determinable immediately on the commencement of such yearly period because the statistical data regarding the applicable consumer price index may not have been published, Sub-Tenant shall continue to pay the monthly rental in the same amount that was paid for the last month of the preceding year, and Sub-Tenant shall thereafter make up any deficiencies in rental payments as soon as the amount of rental to be paid is determinable.  In the event such Consumer Price Index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Consumer Price Index shall be used in lieu of such Consumer Price Index.

5.

Non-Exclusive Use of Wastewater Dump

Sub-Tenant shall have non-exclusive use of the wastewater unloading facility, which consists of a sump hole, unloading pipe and fittings, and pump system (collectively the “Wastewater Dump”) and which is circumscribed in red on Exhibit A which is attached hereto and by this reference made a part hereof, subject to the terms of the Wastewater Disposal Agreement attached hereto as Exhibit B and by this reference made a part hereof. Sub-Tenant hereby acknowledges that Sub-Landlord has entered into a Fruit Brine Disposal Lease with Oregon Cherry Growers, Inc., an Oregon cooperative corporation (“OCG”), and Sub-Tenant hereby agrees to allow OCG and its successors and assigns to use the Wastewater Dump without interference or change in its current practice.

6.

Use of Premises

6.1

Permitted Use

Sub-Tenant shall use the Premises solely for the purpose of food processing and packaging, aquaculture, and water processing and bottling.

6.2

Restrictions on Use

In connection with the use of the Premises, Sub-Tenant shall;

6.2.1    Refrain from using the premises for any purpose related to cannabis or any products  made  using  cannabis  as  an  ingredient  without  the  prior  written consent of Landlord, which Landlord may withhold in its discretion (provided, however, that the use of hemp products and cannabidiol (CBD) which are not psychoactive are permitted and which are hereinafter referred to as “Permitted Cannabis Ingredients”);

6.2.2     Refrain from propagating, growing or storing cannabis or any related product on the Premises other than Permitted Cannabis Ingredients;

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6.2.3

Conduct its business in an orderly and decent manner;

6.2.4     Refrain  from  violating  any  city,  county,  state  or  federal  law,  ordinance, regulation or order affecting the Premises or Sub-Tenant’s use thereof.  Sub- Tenant shall correct, at Sub-Tenant’s own expense, any failure of compliance created through Sub-Tenant’s fault or by reason of Sub-Tenant’s use, but Sub- Tenant shall not be required to make any structural changes to effect such compliance unless such changes are required because of Sub-Tenant’s specific use;

6.2.5     Refrain from doing any activity which may make void or voidable any policy of fire insurance on the buildings on the Premises or which may cause any increase or additional premium to become payable for the said policy of fire insurance;

6.2.6     Refrain from committing any waste upon the Premises, or any nuisance or other act  or  thing  which  may  be  reasonably  offensive  to  owners  or  users  of neighboring premises or would create a nuisance or damage the reputation of the Premises;

6.2.7     Refrain  from  causing  or  permitting  any  Hazardous  Material  (as  hereinafter defined) to be brought upon, kept or used in or about the Premises by Sub- Tenant, its agents, employees, contractors or invitees without the prior written consent of Sub-Landlord, which shall not be unreasonably withheld as long as Sub-Tenant demonstrates to Sub-Landlord’s reasonable satisfaction that such Hazardous Material is necessary or useful to Sub-Tenant’s business and will be used, kept, and stored in the manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises.   At the commencement of this Sublease, and on January 1 of each year thereafter, including January 1 of the year after the termination of this Sublease, Sub-Tenant shall disclose to Sub-Landlord the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used, released or disposed of on the Premises, or which Sub-Tenant intends to store, use, release or dispose of on the Premises;

6.2.8     As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the United States Environmental Protection Agency as Hazardous Substances (40 CFR Part 302) and amendments thereto, petroleum products, or other such substances, materials and wastes that are or become regulated under any applicable local, state, or federal law;

6.2.9     Comply  with  all  reasonable  rules  and  regulations  as  may  be  adopted  and published by Sub-Landlord for the use, safety, care, and cleanliness of the Premises;

6.2.10   Refrain from loading the electrical system or floors beyond the point considered safe by a competent engineer or architect selected by Sub-Landlord;

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6.2.11   Refrain from making any marks on or attaching any sign, insignia, antenna, aerial, or other device to the exterior or interior walls, windows, or roof of the Premises without the written consent of Sub-Landlord; and

6.2.12   Refrain from interfering with Sub-Landlord or other sub-tenants or guests on the Premises.

7.

Hazardous Materials Indemnification

Sub-Tenant shall indemnify, defend, and hold Sub-Landlord harmless from any and all claims, judgments,   damages,   penalties,   fines,  costs,   liabilities,   or   losses   (including,   without   limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys’ fees, consultant fees, and expert fees) which arise during or after the Sublease term as a result of contamination by Hazardous Material as a result of Sub-Tenant’s use or activities, or of Sub-Tenant’s agents or contractors.  This indemnification of Sub- Landlord by Sub-Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises.  Without limiting the foregoing, if the presence of any hazardous material on the Premises caused or permitted by Sub-Tenant or its agents or contractors results in any contamination of the Premises, Sub-Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises to the condition existing prior to the Sublease of any such hazardous material to the Premises; provided that Sub-Landlord’s approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially  have  any  material  adverse  long  term  or  short  term  on  the  Premises.    The  foregoing indemnity shall survive the expiration or earlier termination of this Sublease.

8.

Maintenance and Repair

Except as provided to the contrary below, Sub-Tenant shall at its own cost and expense during the term of this Sublease keep and maintain the Premises, including any and all building improvements situated thereon, and, also, any and all sidewalks and ways adjacent thereto, in a good condition and state of repair, at least comparable to that which existed immediately prior to the commencement of the Sublease, except for ordinary wear and tear, damage by fire and other risks covered by fire and extended coverage insurance, and acts of God.  Sub-Tenant will make or cause to be made, as and when the same become necessary, all structural and nonstructural, exterior and interior, replacing and repairing and restoring.  All replacing, repairing and restoring required of Sub-Tenant shall be (in the opinion of Sub-Landlord) done in a good and workmanlike manner and of a quality at least equal to the original work and shall be in compliance with all standards and requirements of law, licenses and municipal ordinances.  Sub-Landlord shall have no obligation to do any repairs or maintenance, ordinary or extraordinary, on the Premises, provided that Sub-Landlord shall be solely responsible for all maintenance and repairs of the Wastewater Dump.

9.

Utilities and Services

Sub-Tenant  shall  pay,  when  due,  all  charges  for  electricity,  gas,  water,  sanitary  and  storm sewage, garbage  removal, janitorial services, telephone service, and any other utilities of any kind

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furnished to the Premises.  Sub-Tenant shall comply with all OSHA regulations pertaining to custodial activities.

10.

Taxes

Landlord shall pay when due all taxes and assessments, (including assessments for benefits for public works or improvements, whether or not begun or completed prior to the commencement of the term of this Sublease and whether or not to be completed within said term) levies, licenses and permit fees, charged for public utilities, and all governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which during the term of this Sublease may have been, or may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect of, or become a lien on the Premises or any part thereof (hereinafter collectively  referred  to  as  “taxes  and  assessments”).    Landlord  shall  furnish  Sub-Tenant  proof  of payment, and Tenant shall immediately reimburse Sub-Landlord for 66.7% of such payment.

11.

New Charges or Fees

If a new charge or fee relating to the ownership or use of the Premises or the receipt of rental therefrom or in lieu of property taxes is assessed or imposed, then, to the extent permitted by law, Sub- Tenant shall pay such charge or fee.  Sub-Tenant, however, shall have no obligation to pay any income, profits, or franchise tax levied on the net income derived by Sub-Landlord from this Sublease.

12.

Liability Insurance

Sub-Tenant agrees at Sub-Tenant’s own expense to maintain during the term of this Sublease public liability insurance in a company authorized to do business in Oregon satisfactory to Sub-Landlord (which approval will not be unreasonably withheld) with combined single limit of not less than One Million Dollars ($1,000,000) for personal injury or death, One Million Dollars ($1,000,000) for property damage, and Three Million Dollars ($3,000,000) in the aggregate, and that Sub-Landlord will be one of the parties insured thereunder. Such insurance shall cover all risks arising directly or indirectly out of Sub-Tenant’s activities on or any condition of the Premises, whether or not related to an occurrence caused or contributed to by Sub-Landlord’s negligence, and shall protect Sub-Landlord and Sub-Tenant against claims of third persons.   Certificates evidencing such insurance and bearing endorsements requiring ten (10) days written notice to Sub-Landlord and any mortgagee prior to any change or cancellation shall be furnished to Sub-Landlord and any mortgagee prior to Sub-Tenant’s occupancy of the property, and during the Sublease to evidence renewals of the insurance.

13.

Fire and Casualty Insurance

Sub-Tenant shall keep the Premises and improvements insured at Sub-Tenant’s expense against fire and other risks covered by an All Risk Property Coverage policy.  The insurance shall be maintained (without any co insurance clause) in an amount equal to the greater of the fair market value of the Premises and improvements or the amount required by any mortgagee of the Premises, or absent such requirement,  in  an  amount  sufficient  to  prevent  Sub-Landlord  and  Sub-Tenant  from  becoming  co insurers under applicable provisions of the insurance policy.  The insurance shall be obtained from a company that is authorized to do business in Oregon and approved by Sub-Landlord, which approval shall not be unreasonably withheld.  The insurance shall be in favor of Sub-Landlord, Sub-Tenant, and mortgagee (with a standard mortgagee’s clause) as their respective interests may appear, and any loss shall be payable as therein provided, notwithstanding any act or negligence of Sub-Landlord or Sub-

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Tenant  which  might  otherwise  result  in  forfeiture  of  the  insurance.    Certificates  evidencing  such insurance and bearing endorsements requiring at least ten (10) days written notice to Sub-Landlord and any  mortgagee  prior  to  any  change  or  cancellation  shall  be  furnished  to  Sub-Landlord  and  any mortgagee prior to Sub-Tenant’s occupancy and during the Sublease to evidence renewals of the insurance.  Sub-Tenant shall pay insurance premiums directly to the insurance company, unless any mortgagee to which this Sublease is subordinate shall require payment of insurance deposits into a reserve account with mortgagee, in which case Sub-Tenant shall make payments for insurance into the reserve with mortgagee as required by mortgagee.

14.        Waiver of Subrogation

The liability and casualty insurance policies to be obtained as provided in this Sublease shall provide that the insurer waives all right of recovery by way of subrogation against Sub-Landlord and/or Sub-Tenant in connection with any damage covered by such policies.

15.        Net Sublease

Except as provided to the contrary herein, it is the intent of the parties that this Sublease shall be a net, net, net Sublease and Sub-Landlord shall not bear any expenses with respect to the same, and Sub-Tenant shall pay all repairs, maintenance, utilities, taxes and insurance premiums with respect to the Premises.

16.        Liens

Sub-Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Sub- Tenant, and Sub-Tenant shall indemnify and hold Sub-Landlord harmless from all claims, demands, liabilities and expenses, including attorneys’ fees relating to such liens.  If any mechanic’s, laborer’s, materialman’s or other lien caused or charged to Sub-Tenant shall at any time be filed against the Premises, Sub-Tenant shall have the right to contest such lien or charge, provided, Sub-Tenant within thirty (30) days after notice of the filing thereof, will cause the same to be discharged of record or in lieu thereof to secure Sub-Landlord against said lien by depositing with Sub-Landlord, to be held in trust, cash or securities satisfactory to Sub-Landlord in an amount sufficient to discharge the lien plus any costs, attorneys’ fees and other charges that could accrue as a result of foreclosure or sale under the lien.

17.        Alterations and Improvements

Sub-Tenant shall not make any alterations, additions or improvements in or to the Premises, without first obtaining the written consent of Sub-Landlord.  All alterations shall be made in a good and workmanlike manner and in compliance with all applicable laws and building codes.  As used herein, alterations shall include installation of communications and computer wiring and link ups.   All improvements and alterations performed on the Premises by either Sub-Landlord or Sub-Tenant shall be the property of Sub-Landlord when installed unless the applicable Sub-Landlord’s consent or work sheet specifically provides otherwise.   Sub-Tenant shall not place or permit to be placed any signs, advertisements or notices on the exterior of said Premises in places where such signs, advertisements or notices will be visible from any public street unless such signs meet all local governmental requirements and have been approved by Sub-Landlord.

COMMERCIAL SUBLEASE (BELL FOODS INTERNATIONAL, INC. / BELL NORTHSIDE, LLC / ALKAME HOLDINGS, INC.)

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18.

Destruction of Premises

In the event of destruction of the improvements on which the Premises are situated, whether by fire or other casualty, to the extent of fifty percent (50%) or more of the value of such improvements, either party may elect by written notice to the other not more than forty five (45) days after the fire or other casualty, whether or not to terminate the Sublease.  If either party elects to terminate, this Sublease shall terminate as of the date of the fire or other casualty and Sub-Tenant shall receive back any prepaid rent.  If neither party elects to terminate or if the building is partially destroyed and the damage so occasioned shall not amount to the extent above indicated, Sub-Tenant shall at its expense properly restore the Premises in substantially the same form as prior to the destruction.  For the period of time between the date of such fire or other casualty and until such repairs have been substantially completed, there shall be such an abatement of rental as the nature of the injury or damage to its interference  with  occupancy  of  the  Premises  by  Sub-Tenant  shall  warrant.    In the  event  the  Sub- Landlord and Sub-Tenant are not able to agree on the amount of rent to abate, then the matter shall be determined by arbitration as provided below.  It is further understood and agreed that if the Premises be but slightly injured and the damage so occasioned shall not cause any material interference with the occupation, use, and operation by Sub-Tenant, there shall be no abatement of rental and Sub-Tenant shall repair said damage with all convenient speed.

In the event the amount of such insurance proceeds distributed on any policy relating to the Premises exceeds Ten Thousand Dollars ($10,000), such insurance proceeds as may be paid to Sub- Landlord  and  Sub-Tenant  shall  be  deposited  with  Sub-Landlord  to  be  held  and  disbursed  for  the repairing, rebuilding, restoring or replacing of the Premises or any portion thereof, or any improvements from time to time situated thereon or therein, subject to the pertinent provisions of any mortgage and in accordance with the provisions of this Sublease.  No sums shall be paid by Sub-Landlord toward such repairing, restoring or replacing unless it shall be first demonstrated to the reasonable satisfaction of Sub-Landlord  that  the  amount  of  money  necessary  to  provide  for  any  such  repairing,  rebuilding, restoring or replacing (according to any plans or specifications which may be adopted therefor) in excess of the amount received from any such insurance policies has been expended or provided by Sub-Tenant for such repairing, rebuilding, restoring or replacing, and that the amount received from such insurance policies is sufficient to complete such work.  In the event there is any amount required in excess of the amount received from such insurance policies, Sub-Tenant shall deposit such excess funds with Sub- Landlord so that the total amount available will be sufficient to complete such repairing, rebuilding, restoring  or  replacing  in  accordance  with  any  plans  and  specifications  submitted  in  connection therewith, free from any liens or encumbrances of any kind whatsoever relating to such repairing, rebuilding, restoring or replacing, and the funds held by Sub-Landlord shall be disbursed only upon the presentment of architect’s or general contractor’s certificates, waivers of lien, contractor’s sworn statements, and other evidence of cost and payments as may be reasonably required.

19.

Condemnation

19.1 Generally

The term “Condemnation” used herein shall mean any taking of any interest in the Premises or the improvements to the Premises by right of eminent domain, administrative action, or any purchase of any such interest in lieu of such taking.

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19.2

Total Taking

In the event the whole of the Premises are taken by condemnation, or only a portion of the Premises be taken by condemnation so as to render the remainder economically unsuitable for its primary intended use under this Sublease in which event such partial taking shall be deemed a total taking for purposes hereof, then in any such event this Sublease shall terminate as of the date title to the Premises vests in the condemning authority.  For the purposes hereof, such date of vesting in the condemnor terminating this Sublease shall operate as though it were the date originally intended by the parties for expiration of the tenancy created hereunder, and the rent reserve herein shall be adjusted in the light of the condemnation, so that Sub-Tenant shall pay rent to Sub-Landlord only up to the date of vesting in the condemnor.  Any prepaid or advance rental paid by Sub-Tenant to Sub-Landlord for the part of the term extending beyond the date on which the title vests in the condemnor shall be refunded within ten (10) days after Sub-Landlord has received an award of just compensation from the condemning authority for the taking of the Premises, provided Sub-Tenant shall have duly performed all the covenants and conditions of this Sublease by it to be performed.

19.3

Partial Taking

In the event that only a portion of the Premises is taken, Sub-Landlord shall have the right to terminate this Sublease as of the date title thereto vests in the condemnor by giving to Sub-Tenant written notice of such termination; but should Sub-Landlord not so terminate this Sublease when a portion of the Premises is so taken, this Sublease shall terminate as to the part taken, and Sub-Landlord shall proceed as soon as reasonably possible to restore the remaining portion of the Premises to a self-contained architectural unit; provided, however, that Sub- Landlord shall not be obligated to undertake any such repairs if the cost thereof exceeds the award.  The rent shall be adjusted for the portion of the Premises remaining after condemnation so that Sub-Tenant shall be required to pay for the balance of the term that portion of the rent reserved herein which the value of the portion of the Premises remaining after condemnation bears to the value of the Premises immediately prior to the date of condemnation.  The rental shall be apportioned as aforesaid by agreement between the parties, or if the parties are unable to agree, then by arbitration as set out below.  Pending such agreement or arbitration, Sub- Tenant shall pay at the time and in the manner above provided the rental herein reserved, and all other charges herein required to be paid by Sub-Tenant, without deduction, and on such agreement or arbitration Sub-Tenant shall be entitled to credit for any excess rentals paid.

19.4

Sub-Landlord to Receive Award

It is specifically understood and agreed that Sub-Landlord shall be entitled to all of the proceeds of any partial or total condemnation, and Sub-Tenant shall have no claim against Sub- Landlord as a result of condemnation. Sub-Tenant shall be entitled to the relocation benefits, if any, and all the proceeds of condemnation which are on account of the taking of the improvements, equipment, fixtures or personal property, if any, belonging to Sub-Tenant.

20.

Surrender of Premises

Upon the termination of this Sublease for any reason whatsoever, Sub-Tenant shall promptly vacate the Premises and deliver the same to Sub-Landlord broom clean and in as good order and repair as the Premises were at the commencement of this Sublease, ordinary wear and tear and loss or

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damage  by  fire  excepted.    Sub-Tenant  shall  deliver  all  keys  to  Sub-Landlord.    All  additions  to  or alterations of the Premises, whether installed by Sub-Landlord or by Sub-Tenant, other than trade fixtures, shall at once become part of the realty and belong to Sub-Landlord, unless the terms of Sub- Landlord’s consent at the time of the addition or improvement provide otherwise, or unless Sub- Landlord requests that part or all of the additions, alterations or improvements be removed.   Sub- Tenant agrees to restore any damage caused by the removal of any property Sub-Tenant is entitled to remove pursuant to this Section.  If Sub-Tenant fails to remove such fixtures, Sub-Landlord may do so and charge the cost to Sub-Tenant together with interest at the legal rate from the date of Sub- Landlord’s expenditure.  Sub-Tenant shall repair at Sub-Tenant’s sole cost all damage done to the Premises  as  the  result  of  the  installation  and  removal  of  any  trade  fixtures  prior  to  vacating  the Premises.

21.        Evidence of Termination

Promptly upon the expiration of this Sublease for any reason whatsoever, Sub-Tenant shall not only surrender possession of the Premises, including any and all buildings and improvements situated thereon, but shall also forthwith, upon demand, execute any and all such instruments as the Sub- Landlord may reasonably require for the purpose of evidencing the termination of this Sublease and Sub-Landlord’s absolute ownership of the Premises, including any and all buildings and improvements situated thereon, free and clear of all rights and claims of Sub-Tenant.

22.        Removal of Property

If Sub-Tenant shall fail to remove any of Sub-Tenant’s property of any nature whatsoever from the Premises at the termination of this Sublease, or when Sub-Landlord has the right of reentry, Sub- Landlord may, at Sub-Landlord’s option, remove and store said property without liability for the loss thereof or damage thereto, such storage to be for the account and at the expense of Sub-Tenant.  If Sub- Tenant does not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Sub-Landlord may, at Sub-Landlord’s option, sell, or permit to be sold, any or all of such property at public or private sale, in such manner and at such times and places as Sub-Landlord in Sub-Landlord’s sole discretion may deem proper, without notice to Sub-Tenant, and shall apply the proceeds of such sales:  first, to the costs and expense of such sale, including reasonable attorneys’ fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Sub-Landlord from Sub-Tenant under any of the terms hereof; and fourth, the balance, if any, to Sub-Tenant.

23.        Assignment and Subletting

Sub-Tenant shall not, voluntarily or involuntarily or by operation of law, assign, mortgage or encumber all or part of this Sublease, nor sublet, nor suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Sub-Landlord in each instance, or sublet the whole or any part of the Premises without first obtaining the Sub-Landlord’s written consent.  If Sub- Tenant is a corporation, partnership, or limited liability company, sale of a thirty three percent (33%) or greater interest in the stock, partnership, or member’s shares shall be considered an assignment.  Sub- Tenant shall pay Sub-Landlords costs, expert expenses and attorneys’ fees incurred in reviewing any proposed sublease or assignment.

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It shall not be unreasonable for the Sub-Landlord to withhold its consent to any assignment, encumbrance, sublease, or other transfer of this Sublease if a proposed transferee’s anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of any Hazardous Materials.

If Sub-Tenant at any time desires to assign or sublet the Premises or any part thereof, Sub- Tenant shall first notify Sub-Landlord in writing of its desire to assign or sublet the Premises or any part thereof, Sub-Tenant shall first notify Sub-Landlord in writing of its desire to do so, and offer Sub- Landlord the right to recapture, at the square foot rental for the space then applicable pursuant to this Sublease or the rental which Sub-Tenant proposed to obtain, whichever is lower, all or such part of the Premises  that  Sub-Tenant  desires  to  assign  or  sublet.    Sub-Landlord  shall  have  the  option,  to  be exercised within fifteen (15) days from the date of the giving of such notice, to require Sub-Tenant to execute an assignment to Sub-Landlord of this Sublease or a sublease to Sub-Landlord of the Premises or such portion thereof as Sub-Tenant desires to sublet, with the right of Sub-Landlord to sublet to others, or to anyone designated by Sub-Landlord.  If Sub-Landlord exercises such option and such assignment or sublease is at the rental specified in this Sublease, Sub-Tenant shall be released of all further liability hereunder, from and after the effective date of such assignment or sublease, with respect to the Premises included therein.  If Sub-Landlord does not exercise such option within such time, Sub-Tenant may thereafter assign this Sublease or sublet the Premises designated in such notice, provided Sub- Landlord consents thereto, but at a rental not less than that offered to Sub-Landlord in such notice and not later than ninety (90) days after the giving of such notice (unless a further notice is given).  In the event Sub-Landlord does consent to the assignment or subletting, no such assignment or subletting shall release or relieve the Sub-Tenant from any of its obligations under this Sublease.  In the event of any attempted assignment or subletting without such consent of Sub-Landlord, this Sublease may be terminated at the option of Sub-Landlord.  In the event this Sublease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 USC §101 et seq. (the “Bankruptcy Code”), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Sub-Landlord, shall be and remain the exclusive property of Sub-Landlord and shall not constitute property of Sub-Tenant or of the estate of Sub-Tenant within the meaning  of  the  Bankruptcy  Code.    Any  and  all  monies  or  other  considerations  constituting  Sub- Landlord’s property under the preceding sentence not paid or delivered to Sub-Landlord shall be held in trust for the benefit of Sub-Landlord and be promptly paid or delivered to Sub-Landlord.  Any person or entity to which this Sublease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Sublease on and after the date of such assignment.  Any such assignee shall upon demand execute and deliver to Sub-Landlord an instrument confirming such assumption.

24.

Sub-Landlord’s Right to Perform

In the event that Sub-Tenant fails or refuses to pay, when due, any sum of money required to be paid in the performance or observance of any of the terms of this Sublease on the part of Sub-Tenant to be performed or observed, the Sub-Landlord may, at his option, without any obligation, however, on his part to do so, pay such sum of money, and thereafter such sum of money shall be repaid by the Sub- Tenant to the Sub-Landlord forthwith upon the Sub-Landlord’s making demand upon the Sub-Tenant for such repayment, with interest thereon at the rate of ten percent (10%) per annum from the date of the making of such payment by the Sub-Landlord until the date of the making of the repayment to the Sub- Landlord by the Sub-Tenant.

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25.

Access by Sub-Landlord

Sub-Tenant will permit Sub-Landlord and Sub-Landlord’s agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, to determine Sub-Tenant’s compliance with this Sublease, for altering or improving the Premises, or for showing the Premises to prospective purchasers or Sub-Tenants.

26.

Nonwaiver

Waiver by Sub-Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of the same or of any other term, covenant, or condition herein contained.  The subsequent acceptance of rent hereunder by Sub-Landlord shall not be deemed to be a waiver of any preceding breach by Sub- Tenant of any term, covenant, or condition of this Sublease, other than the failure of Sub-Tenant to pay the particular rental so accepted, regardless of Sub-Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

27.

Indemnification

Sub-Tenant shall defend and indemnify Sub-Landlord and save Sub-Landlord harmless from and against any and all claims, demands, liabilities, damages, costs, or expenses, including attorneys’ fees, arising from any act, omission, or negligence of Sub-Tenant, or the officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors of Sub-Tenant in or about the Premises, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises, but excluding any claim, loss or liability which may be caused or contributed to in whole by Sub-Landlord’s own negligence or failure to effect any repair or maintenance required by this Sublease.   Sub-Landlord shall have no liability to Sub-Tenant or to any third party for any loss or damage caused by third parties or by any condition of the Premises.

28.

Holding Over

In the  event Sub-Tenant holds over after the term of this Sublease, then Sub-Tenant shall remain bound by all terms, conditions, and covenants of this Sublease, except that the holding over shall be construed to create a tenancy from month to month, and the rental shall be equal to one hundred fifty percent (150%) of the highest regular monthly rental payable by Sub-Tenant unto Sub-Landlord during the term of this Sublease, including any renewals.  If a month to month tenancy results from a holdover by Sub-Tenant under this Section, the tenancy shall be terminable at the end of any monthly rental period on written notice from Sub-Landlord given not less than ten (10) days prior to the termination date which shall be specified in the notice.  Sub-Tenant waives any notice which would otherwise be provided by law with respect to a month to month tenancy.  Failure of Sub-Tenant to remove fixtures, furniture, furnishings, or trade fixtures which Sub-Tenant is required to remove under this Sublease shall constitute a failure to vacate to which this Section shall apply if the property not removed will substantially interfere with occupancy of the Premises by another Sub-Tenant or with occupancy by Sub-Landlord for any purpose including preparation for a new Sub-Tenant.

29.

Mortgage

This Sublease is subordinate to any mortgage now or hereafter placed on the Premises, and to any  refinancing,  renewals,  modifications,  consolidations,  replacements  thereof.    At  Sub-Landlord’s

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request,  Sub-Tenant  shall  furnish  Sub-Landlord  current  and  past  balance  sheets  and  operating statements  in  the  form  requested  by  any  mortgage  lender  to  which  Sub-Landlord  applies  for construction or  permanent  financing  concerning  the  Premises.    Sub-Tenant  agrees  to  execute  and deliver on demand any documents reasonably required by Sub-Landlord to evidence the subordination. If the Premises are sold as a result of foreclosure of any encumbrance thereon, Sub-Tenant shall attorn to the purchaser and recognize the purchaser as Sub-Landlord under this Sublease, and execute and deliver any documents reasonably required by any purchaser to evidence such attornment.

30.        Sub-Tenant’s Obligations as Rent

All  amounts  payable  by  Sub-Tenant  to  or  on  behalf  of  Sub-Landlord  under  this  Sublease, whether  or  not  expressly  denominated  as  rent,  shall  constitute  rent  for  the  purposes  of  Section

502(b)(6) of the Bankruptcy Code, and for purposes of entitling Sub-Landlord to exercise all of the remedies available at law or equity, or under this Sublease, for the nonpayment of rent.

31.        Default

The following shall be events of default:

31.1

Default in Rent

Failure of Sub-Tenant to pay any rent or other charge within ten (10) days after it is due.

31.2

Default in Other Covenants

Failure of Sub-Tenant to comply with any term or condition or fulfill any obligation of the Sublease (other than the payment of rent or other charges) within twenty (20) days after written   notice   by   Sub-Landlord   specifying   the   nature   of   the   default   with   reasonable particularity. If the default is of such a nature that it cannot be completely remedied within such twenty (20) day period, this provision shall be complied with if Sub-Tenant begins correction of the default within the twenty (20) day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable. Sub-Landlord shall not be required to give more than one (1) notice for a similar default in any twelve (12) month period.

31.3

Insolvency

Insolvency of Sub-Tenant; an assignment by Sub-Tenant for the benefit of creditors; the filing by Sub-Tenant of a voluntary petition in bankruptcy; an adjudication that Sub-Tenant is bankrupt or the appointment of a receiver of the properties of Sub-Tenant; the filing of any involuntary petition of bankruptcy and failure of Sub-Tenant to secure a dismissal of the petition within  thirty  (30)  days  after  filing;  attachment  of  or  the  levying  of  execution  on  the  sub- leasehold interest and failure of Sub-Tenant to secure discharge of the attachment or release of the levy of execution within ten (10) days.  If Sub-Tenant consists of two or more individuals or business entities, the events of default specified in this Section shall apply to each individual unless within ten (10) days after an event of default occurs the remaining individuals produce evidence satisfactory to Sub-Landlord that they have unconditionally acquired the interest of the  one  causing  the  default.    If  the  Sublease  has  been assigned,  the  events  of  default  so specified shall apply only with respect to the one then exercising the rights of Sub-Tenant under the Sublease.

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31.4

Breach of Related Agreements

A breach by Sub-Tenant under the terms of any of the Related Agreements shall be deemed to be a breach of this Sub-Lease.

32.

Remedies on Default

32.1

Termination

In the event of a default the Sublease may be terminated at the option of Sub-Landlord by notice in writing to Sub-Tenant.  Whether or not the Sublease is terminated by election of Sub-Landlord or otherwise, Sub-Landlord shall be entitled to recover damages from Sub-Tenant for the default.  If the Sublease is terminated, Sub-Tenant’s liability to Sub-Landlord for damages shall survive such termination and Sub-Landlord may reenter, take possession of the Premises, and remove any persons or property by legal action or by self help with the use of reasonable force and without liability for damages and without having accepted a surrender.

32.2

Reletting

Following reentry or abandonment, Sub-Landlord may relet the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises, but Sub-Landlord shall not be required to relet for any use or purpose  other  than  that  specified  in  the  Sublease  or  which  Sub-Landlord  may  reasonably consider injurious to the Premises, or to any Sub-Tenant which Sub-Landlord may reasonably consider objectionable.   Sub-Landlord may relet all or part of the Premises, alone or in conjunction with other properties, for a term longer or shorter than the term of this Sublease, upon any reasonable terms and conditions, including the granting of some rent free occupancy or other rent concession.

32.3

Damages

In the event of termination on default, Sub-Landlord shall be entitled to recover immediately, without waiting until the due date of any future rent or until the date fixed for expiration of the Sublease Term, the following amounts as damages:

32.3.1  The loss of reasonable rental value from the date of default until a new Sub- Tenant has been, or with the exercise of reasonable efforts could have been secured up to and including the date of termination;

32.3.2   The reasonable costs of reentry and reletting including without limitation the cost  of  any  clean  up,  refurbishing,  removal  of  Sub-Tenant’s  property  and fixtures, or any other expense occasioned by Sub-Tenant’s failure to quit the Premises upon termination and to leave the Premises in the required condition, any remodeling costs, attorneys’ fees, court costs, broker commissions, and advertising costs;

32.3.3   The excess of the unpaid rent and Sub-Tenant’s other obligations from the date of termination to the date of award over the amount of rent the Sub-Tenant

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proves the Sub-Landlord has or could have received with reasonable efforts by reletting the Premises;

32.3.4   Any excess of the value of the rent and all of Sub-Tenant’s other obligations under this Sublease over the reasonable expected return from the Premises for the period commencing on the date of award and continuing through the end of the  term.    The  present  value  of  future  amounts  will  be  computed  using  a discount rate equal to the prime loan rate of the United States National Bank of Oregon, or its successors, in effect on the date of trial; and

32.3.5  Any other amount necessary to compensate Sub-Landlord for all detriment proximately caused by Sub-Tenant’s default.

33.

Right to Sue More Than Once

Sub-Landlord may sue periodically to recover damages during the period corresponding to the remainder of the Sublease term, and no action for damages shall bar a later action for damages subsequently accruing.

34.

Remedies Cumulative

The foregoing remedies shall be in addition to and shall not preclude any other remedy available to Sub-Landlord.

35.

Absence of Sub-Landlord

In the event of the insolvency or dissolution of Sub-Landlord, Bell Northside agrees that Sub- Tenant may continue to occupy the Premises subject to the terms hereof, and all obligations of Sub- Landlord shall be honored by Bell Northside, provided that Sub-Tenant fulfills all obligations under this Sublease and makes all payments which would otherwise be due to Sub-Landlord to Bell Northside.

36.

Notices

All notices under this Sublease shall be in writing and delivered in person or sent by registered or certified mail to Sub-Landlord at the same place rental payments are made, and to Sub-Tenant at the Premises, or such addresses as may hereafter be designated by either party in writing.  Notices mailed as aforesaid shall be deemed given on the date of such mailing.

37.

Successors and Assigns

The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, personal representatives, and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

38.

Attorneys’ Fees

In the event Sub-Landlord obtains the services of an attorney, accountant and/or broker to review any assignment, sublease, modification or other transaction relating to this Sublease proposed by Sub-Tenant, then Sub-Tenant shall reimburse Sub-Landlord for Sub-Landlord’s reasonable attorneys’

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fees occasioned thereby.  In case any proceeding is instituted, including any bankruptcy or arbitration proceeding,  arising  directly  or  indirectly  out  of  this  agreement,  the  losing  party  shall  pay  to  the prevailing party its reasonable attorneys’ fees, together with all expenses, which may reasonably be incurred in taking such action, including, but not limited to, costs incurred in searching records, expert witness fees, anticipated post judgment collection services, and including any such fees and costs incurred in any appeal of any proceedings.  Such sums shall be in addition to all other sums provided by law.

39.        Covenant of Quiet Enjoyment

If the Sub-Tenant punctually and faithfully performs and observes all of the terms, covenants, provisions, and conditions contained in this Sublease on the part of the Sub-Tenant to be performed and observed, Sub-Landlord covenants that Sub-Tenant should have control and management, and quiet and peaceable possession, of Premises as Sub-Tenant during the term of this Sublease.

40.        Mortgage

This Sublease is subordinate to any mortgage now or hereafter placed on the Premises, and to any refinancing, renewals, modifications, consolidations, replacements thereof.  At Sub-Landlord’s request,  Sub-Tenant  shall  furnish  Sub-Landlord  current  and  past  balance  sheets  and  operating statements  in  the  form  requested  by  any  mortgage  lender  to  which  Sub-Landlord  applies  for construction  or  permanent  financing  concerning  the  Premises.   Sub-Tenant  agrees  to  execute  and deliver on demand any documents reasonably required by Sub-Landlord to evidence the subordination. If the Premises are sold as a result of foreclosure of any encumbrance thereon, Sub-Tenant shall attorn to the purchaser and recognize the purchaser as Sub-Landlord under this Sublease, and execute and deliver any documents reasonably required by any purchaser to evidence such attornment.

41.        Relation of Parties

Nothing contained in this Sublease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or partnership or joint venture of any association between Sub-Landlord and Sub-Tenant and no provision contained in this Sublease or any acts of the parties hereto shall be deemed to create any relationship between Sub-Landlord and Sub- Tenant other than the relationship of Sub-Landlord and Sub-Tenant.

42.        Acceptance of Premises “As Is”

Except as provided to the contrary in this Section, Sub-Tenant accepts the Premises in their present  condition,  “AS  IS,”  including  latent  defects,  without  any  representations  or  warranties, expressed or implied, unless they are in writing signed by Sub-Landlord.  Sub-Tenant acknowledges that Sub-Tenant has ascertained, from sources other than Sub-Landlord, the applicable zoning, building, housing and other regulations, ordinances and laws, and the Sub-Tenant accepts the Premises with full awareness of these ordinances and laws as they may affect the present or future use of the Premises, and Sub-Landlord makes no representations with respect thereto.  Notwithstanding the foregoing, Sub- Landlord shall provide the following to Sub-Tenant within the first 45 days of the Term:

42.1

Sub-Landlord shall reimburse Sub-Tenant for the actual cost of paint and painting up to a maximum reimbursement of One Thousand Dollars ($1,000);

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42.2      Sub-Landlord shall replace the two doors on the pitting room / new water room, and the shop door at Sub-Landlord’s expense;

42.3     Sub-Landlord shall have the fans in the pitting room repaired or replaced, at Sub- Landlord’s expense; and

42.4      Sub-Landlord shall, at its sole expense, repair the recent wind-damage done to the roof over the pitting room, and replace the back fiberglass walls of the Washington Building that were damaged.

43.

Right of First Offer

If at any time during the Initial Term or any renewal terms Bell Northside intends to sell or transfer its interest in the Property, then Bell Northside shall first give notice (the “Notice”) of such intention to Sub-Tenant. The Notice shall state the proposed price, terms and conditions on which the Property will be offered for sale. Upon receipt of Notice, Sub-Tenant shall have the preferential right to purchase the Property at the price and on the terms and conditions specified in the Notice (the “Right of First Offer”). Sub-Tenant shall have thirty (30) days from receipt of the Notice to exercise the Right of First  Offer  (the  “Exercise  Period”)  by  providing  written  notice  to  Bell  Northside  of  its  decision  to purchase the Property upon the terms set forth in the Notice.

43.1

Election to Purchase

In the event that Sub-Tenant exercises the Right of First Offer by electing to purchase the Property, closing shall occur within one hundred twenty (120) days of the date that Sub- Tenant notifies Bell Northside of its intent to exercise the Right of First Offer.

43.2

Failure to Exercise

In the event that Sub-Tenant fails to exercise the Right of First Offer during the Exercise Period, then Bell Northside shall be entitled to sell the Property to a third party, provided that the sale price shall be no less than ninety percent (90%) of the price stated in the Notice. If Bell Northside fails to sell the Property within six (6) months of the expiration of the Exercise Period, then Sub-Tenant’s Right of First Offer shall renew and Bell Northside must resubmit Notice to Sub-Tenant and Sub-Tenant shall once again have a Right of First Offer.

44.

Miscellaneous

44.1

Governing Law

This Sublease shall be governed by the laws of the state of Oregon.   Jurisdiction and venue shall be in the county where the Premises are located.

44.2

Integration and Modification

This Sublease contains the entire agreement between the parties and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.   This Sublease cannot be changed orally or terminated orally.

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44.3

Headings

The headings and titles in this Sublease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Sublease, nor in any way affect this Sublease.

44.4

Interpretation

All nouns and pronouns and any variations thereof shall be deemed to refer to the masculine, feminine neuter, singular or plural as the identity of the person or persons, firm or firms, corporation or corporations, entity or entities or any other thing or things may require.

44.5

Sub-Landlord Consent

Any provision requiring Sub-Landlord consent shall be interpreted to allow Sub-Landlord to withhold consent in its sole discretion.

44.6

Counterparts, Facsimile and Electronic Signatures

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Facsimile or email transmission of any signed original document, and retransmission or email of any signed facsimile or email transmission, shall be the same as delivery of an original. The parties agree that this transaction may be conducted and closed by electronic means in accordance with the provisions of the Uniform Electronic Transactions Act (“UETA”) as codified in ORS Chapter 84. At the request of either party, the parties shall confirm facsimile or email transmitted signatures or electronic signatures by signing an original document and providing the signed original to the requesting party.

44.7

Severability

If any term or provision of this Sublease shall to any extent be held invalid or unenforceable,  the  remaining  terms  and  provisions  of  this  Sublease  shall  not  be  affected thereby, but each term and provision shall be valid and be enforced to the fullest extent permitted by law.

44.8

Estoppel Letter

Each party agrees that any time, and from time to time, upon not less than ten (10) days prior written request from the other party, to execute, acknowledge and deliver to the other party a statement in writing, certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), the dates to which the rent, taxes and assessments, if any, have been paid, the amount of any additional rent held by Sub-Landlord, and whether the Sublease is then in default or whether any events have occurred which, with the giving of notice or the passage of time, or both, could constitute a default hereunder, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee, mortgagee or purchaser of the fee interest in the Premises or of this Sublease.  Failure to deliver the  certificate  within  the  specified  time  shall  be  conclusive  upon  the  party  of  whom  the

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certificate was requested that the Sublease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.

44.9

Recordation

This Sublease or a memorandum thereof shall not be recorded without the written consent of Sub-Landlord.

44.10

Brokers

Sub-Tenant represents that it did not deal with any broker in connection with this Sublease, and hereby indemnifies Sub-Landlord against the claims or demands of any broker claimed through a relationship with Sub-Tenant.

44.11

Time of Essence

Time is of the essence of the performance of each of Sub-Tenant’s obligations under this

Sublease.

44.12

Rule of Construction

Any rule of construction interpreting this instrument against it drafter shall be inapplicable.

44.13

Employment of Attorneys

The law firm of Saalfeld Griggs PC of Salem, Oregon has been employed by the Sub- Landlord to prepare the documents in conjunction with this Sublease, and such attorneys represent only the Sub-Landlord in this matter. Sub-Tenant is hereby encouraged to seek and obtain legal counsel prior to signing this Sublease.

[Signature Page to Follow]

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written.

IN  WITNESS WHEREOF, the parties have executed this agreement the day and year first above

SUB-LANDLORD:

SUB-TENANT:

Bell Foods International, Inc.

Alkame Holdings, Inc.

By:

By: Robert K. Eakle

Craig C. Bell, President

Robert K. Eakle, CEO

BELL NORTHSIDE:

Bell Northside, LLC

By:

 Craig C. Bell, Manager

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EXHIBIT A

PROPERTY DEPICTION

Shipping
Shipping Office
Finished goods
117
Ingredient Rm
117
Pasturizing Room
34'
New Lab
50'
50'
4,000
Boiler Room
816
24' & 34'
Bottling Rm
60'
57
95'
4,750
Room 1
50'
8x8x36
Diesel Tank
10179 Gallons
3,000
57
335 16,750
335
37
Room 2
50'
Mezzanine
57
Tank Rm
(Opened)
100'
99
Open Storage
Cutting & Sizing Rm
126
Shop
50' wide
Alkame & Oregon Rain Shared Space
Oregon Rain Exclusive Use
Wastewater Dump

Bell Foods Processing Plant

Campus Orawlng

(not to perled =!e)

Square foot  SquareFeel

1.850

West Bldgs wash

East Bl<lgs

Mld eBiags

Shops

Offices

()rnruiTotal

16.750

•:;.603

5,376

5,520

5.179

76.628

21.930

18.770

120'

G.OOO

120'

10.080

120'

Water Prooessmo Room

100'

7.836

Av Uablc Spac:a:

East Buildings

32,553

sJlared space

5.376

warehousing availab!e 011 requ t

office space avru!ab:e en request

120'

6.000

120'

MaintOffu

S down Shop up Co•erca par1<sng

o

369

1,160

1.i60

2.8-'0

-s:520

3.000

·

12· overhang

1,971

--  ---- --T.r- 29·-,     20x18

C......... P"to.no

--

6 1------ J

<0'

1 ,776 <8'

1.200 40'

1 5

5.000

OC-G l oem

2ea 3000g

BrineMixiig Tanks

1.800 so·

100' 6.250

propane tank

600  20'

"L.'l

1998

30'

6uild1ngTotal

<3.S03

COMMERCIAL SUBLEA(BELL FooDs ltvrEIINATIONAt.,  INc./ BELL NoRTHSIDE, LLC/ ALKAME HoLDINGS, INc.)

276<10 (DCA/EJT:wmh/ahg)

@2017 SGLaw.  All Rights Reserved.

4822-6482-9253,  v. 4

WASTEWATER DISPOSAL AGREEMENT

Exhibit B

THIS WASTEWATER DISPOSAL AGREEMENT (the “Agreement”), made and entered into on April 19,

2017, but effective as of May 1, 2017 (the “Effective Date”), is by and between Bell Foods International, Inc.,  an  Oregon  corporation  (“BFI”),  Jones  Place,  LLC,  an  Oregon  limited  liability  company  (“Jones Place”), Bell Farms, Inc., an Oregon corporation (“Bell Farms”), and Alkame Holdings, Inc., a Nevada corporation (“Alkame”).

RECITALS:

A. Jones Place owns certain real property on which exist brine wastewater ponds

(the “Ponds”) that are leased to BFI and maintained by Bell Farms.

B.          BFI  has  leased  to  Oregon  Cherry  Growers,  Inc.,  an  Oregon  cooperative corporation (“OCG”), the non-exclusive right to dispose of fruit brine in the Ponds.

C.          Simultaneously herewith, Alkame and BFI will enter into a Commercial Sublease (the “Sublease”) in form identical to that which is attached hereto as Exhibit A and by this reference made a part hereof, whereby Alkame shall lease from BFI certain buildings used in BFI’s fruit processing and packaging business (the “Business”).

D.

Simultaneously herewith, BFI and Alkame will enter into an Equipment Lease Agreement (the “Equipment Lease”) in form identical to that which is attached hereto as Exhibit B and by this reference made a part hereof, whereby BFI will lease certain equipment and transfer certain assets used by BFI in its operation of the Business to Alkame so that Alkame can operate the Business from and after  the  Effective  Date.    The  Sublease  and  the  Equipment  Lease  shall  be referred to herein collectively as the “Related Agreements.”

E. The parties desire to enter into this Agreement to govern the terms by which

Alkame may dispose of wastewater created from its operation of the Business.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is hereby agreed by and between each of the parties hereto as follows:

1.           Wastewater Disposal

BFI hereby grants to Alkame the nonexclusive right to deliver wastewater subject to the terms, conditions and specifications set forth herein, and Alkame accepts such nonexclusive right to deliver wastewater to the Ponds as provided herein.

2.           Consent

Bell Farms and Jones Place have read and understand the terms of this Agreement and hereby consent to its terms.

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

1

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4834-3962-8101, v. 4

3.

Term

Exhibit B

The term of this Agreement shall commence on the Effective Date of the Sublease and, unless otherwise terminated as provided herein, shall continue for the same term set forth in the Sublease including any renewals thereof.

4.

Termination

This Agreement may be terminated by BFI upon the occurrence of any of the following, provided that notice of such occurrence is provided to Alkame:

4.1

Change in Governmental Regulations

A material change in the governmental or regulatory requirements governing the disposal of wastewater in to the Ponds, which in the sole opinion of BFI makes the continuation of this Agreement commercially unreasonable, shall be reason for BFI to terminate this Agreement.  Notwithstanding the foregoing, upon notice by BFI, Alkame shall first be provided with thirty days to provide a reasonable plan to contribute to the cost of compliance of such new requirements to allow continued operation of the Ponds. BFI shall have sole discretion to determine whether such plan provided by Alkame is sufficient to continue the operation of the Ponds.

4.2

DEQ Approval

BFI may terminate this Agreement upon loss of DEQ or other necessary governmental approval through no fault of BFI, Bell Farms, or Jones Place.

4.3

Breach

After a thirty (30) day opportunity to cure, BFI may terminate this Agreement upon a breach of this Agreement by Alkame.   In addition, this Agreement may be terminated by BFI upon an uncured default under the terms of either of the Related Agreements.

5.

Consideration

The consideration for this Agreement is the execution and performance of the Sublease and the

Equipment Lease.

6.

Permitted Use

Alkame   shall   dispose   of   all   wastewater   using   the   wastewater   unloading   facility   (the “Wastewater Dump”) located on the real property subject to the Sublease and circumscribed in red on Exhibit C.    The term Wastewater Dump as used herein shall have the meaning ascribed to it in the Sublease.  Alkame shall be limited to disposing of twenty thousand (20,000) gallons of wastewater in the Wastewater Dump per month, which may be monitored by BFI at its discretion.  Alkame shall ensure that all wastewater meets or exceeds the specifications mandated by the Oregon Department of Environmental Quality from time to time.  BFI shall notify Alkame upon receipt of any change to the specifications and Alkame shall promptly comply with the same.

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

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4834-3962-8101, v. 4

6.1

Oregon Cherry Growers

Exhibit B

Alkame hereby acknowledges that BFI has entered into a Fruit Brine Disposal Lease with OCG,  and  Alkame  hereby  agrees  to  allow  OCG  to  use  the  Wastewater  Dump  without interference.

6.2

Compliance with Laws

Alkame shall comply with all applicable laws, regulations and requirements when disposing of wastewater using the Wastewater Dump.

7.

Indemnity

7.1

Indemnity of Alkame

Except for loss or damage arising from Alkame’s acts or omissions, BFI, Jones Place, and Bell Farms shall, jointly and severally, defend, indemnify and hold Alkame harmless from any and all costs, claims, damages or liability of any kind (including attorney fees) arising from the operation, ownership, or use of the Ponds.

7.2

Indemnity of BFI, Bell Farms and Jones Place

Alkame shall defend, indemnify and hold BFI, Jones Place and Bell Farms harmless from any and all costs, claims, damages, or liability or any kind (including attorney fees) arising from acts or omissions of Alkame, Alkame’s use of the Wastewater Dump and any breach or default in the performance of Alkame’s obligations as set forth in this Agreement.

8.

Maintenance of Wastewater Dump

BFI shall ensure that the Wastewater Dump and Ponds are maintained in good condition and repair. To the extent that it is commercially reasonable, BFI, Bell Farms and/or Jones Place will ensure that they maintain all permits and other certifications necessary to operate the Wastewater Dump and Ponds in a similar manner in which they are operated as of the Effective Date.

8.1

Alkame’s Rights for Failure to Perform Maintenance Obligations

If BFI, Bell Farms and/or Jones Place fail to perform any of the required repair and maintenance obligations with regard to the Wastewater Dump within thirty (30) days of written notice from Alkame that such repair or maintenance is needed, then Alkame shall be granted direct access to the Ponds for the sole purpose of disposing of wastewater that it could not otherwise dispose of using the Wastewater Dump.

9.

Environmental Provisions

Alkame shall not cause or permit any Hazardous Substance (“Hazardous Substance”) as such term is defined in the Sublease, to be released into the Ponds. Alkame agrees to indemnify, defend and hold BFI, Jones Place and/or Bell Farms and the respective shareholders, members, directors, officers, employees, contractors and agents harmless from any and all claims, judgments, damages, penalties, fines, expenses, liabilities or losses (including attorney fees) arising  from the release or disposal of any Hazardous Substances into the Ponds by Alkame. The indemnification provided in this section shall cover

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

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© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

Exhibit B all  costs  incurred  in  connection  with  the  investigation,  clean  up,  remediation  and/or  restoration associated  with  such  Hazardous  Substance,  and  shall  survive  the  expiration or  termination  of  this Agreement indefinitely.

9.1

Notice

In the event that Alkame disposes of a Hazardous Substance or fails to comply with any federal, state or local regulations with regard to the disposal of the wastewater, Alkame shall notify BFI within two (2) days of such release or failure to comply with law.

9.2

Corrective Action

In the event that any investigation, site monitoring, containment, clean up, removal, restoration or other remedial work (collectively, “Remedial Work”) of any kind is necessary or required  by  any  governmental  agency  or  any  third  person  as  a  result  of  such  release  of Hazardous Substance by Alkame, BFI, Jones Place and/or Bell Farms shall assume the responsibility for the Remedial Work and all costs and expenses shall be paid by Alkame immediately upon receipt of an invoice for such Remedial Work.

10.

Assignment

Alkame may not assign its rights or obligations under this Agreement without the prior written consent of BFI, which consent shall not be unreasonably withheld, conditioned of delayed.

11.

Miscellaneous

11.1

Binding Effect

All of the terms and conditions herein contained shall apply and inure to and bind the heirs, successors, and to the extent permitted hereby, the assigns of the respective parties hereto.

11.2

Non-Waiver

Failure by either party at any time to require performance by the other party of any of the provisions hereof shall in no way affect the party's rights hereunder to enforce the same nor shall any waiver by the party of any breach hereof be held to be a waiver of any succeeding breach or a waiver of this non-waiver clause.

11.3

Attorney Fees

In  case  litigation  is  instituted,  including  any  bankruptcy  or  arbitration  proceedings, arising  out  of  this  Agreement,  the  losing  party  shall  pay  the  prevailing  party's  reasonable attorney fees, together with all expenses which may reasonably be incurred in taking such action, including but not limited to, costs incurred in searching records, the costs of title reports and expert witness fees, and anticipated post judgments collection services.   If an appeal is taken from any judgment of the trial court, the losing party shall pay the prevailing party in the appeal its reasonable attorney's fees and costs in such appeal.

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

4

© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

11.4

Integration

Exhibit B

This Agreement, together with all other documents referenced herein, embodies the entire agreement of the parties hereto related to its subject matter.   There are no promises, terms, conditions, or obligations other than those contained herein.  This Agreement supersedes all  prior  communications,  representations,  or  agreements,  verbal  or  written,  between  the parties hereto and shall not be amended except in writing duly subscribed by the parties hereto.

11.5

Employment of Attorneys

The law firm of Saalfeld Griggs PC has been employed by BFI to prepare the documents in conjunction with this transaction, and such attorneys represent only BFI in this matter. The other parties are hereby encouraged to seek the advice of counsel of their choosing. The rule of construction that a written agreement is construed against the party preparing or drafting such agreement shall specifically not be applicable in the interpretation of this Agreement, and any documents executed and delivered pursuant to or in connection with this Agreement.

11.6

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the

State of Oregon, without regard to conflict-of-law principles.

11.7

Arbitration

Each party, at such party’s option, shall have the right to require that any claim, controversy, or dispute between the parties, including but not limited to those arising out of or relating  to  the  Agreement,  and  including  those  based  on  or  arising  from  any  statute, constitution, regulation, ordinance, rule or any alleged tort, be determined by arbitration in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc., and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof.  If litigation has been commenced in court by either party with respect to a dispute (in hope that a default judgment could be obtained):

11.7.1   The party who is the defendant or respondent in such litigation shall be deemed to have waived its option to arbitrate said dispute if such party files a general appearance in the litigation prior to filing a claim in arbitration in the manner specified above, and

11.7.2   The plaintiff or petitioner in such litigation will be deemed to have waived its right to arbitrate said dispute if such party fails to file a claim for arbitration in the manner specified above within sixty (60) days after a general appearance in the litigation has been filed by the party who is the defendant or respondent in the litigation. This provision is intended to allow either party to commence litigation and seek an order of default without waiving their right to arbitrate in the event the default is not attainable.

11.7.3   If  either  party  properly  exercises  its  option to  arbitrate,  arbitration of  such dispute shall be mandatory and any pending litigation shall be stayed.

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

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4834-3962-8101, v. 4

11.8

Exclusive Jurisdiction and Venue

Exhibit B

In any action or proceeding, including any arbitration (if arbitration is initiated pursuant to Section 11.7 above), seeking to enforce any provision(s) of, or based on any right(s) arising out of, or related to or concerning this Agreement, the parties hereto consent to the exclusive jurisdiction of the courts of the State of Oregon and of any duly appointed arbitrator. In any such action or proceeding, venue shall lie exclusively in Marion County, Oregon, and in no other location. The parties further agree that in any such action or proceeding the parties shall appear for deposition at their own expense in Marion County, Oregon at such time as is either mutually agreed upon by the parties or ordered by the court.

11.9

Headings

The headings used in this Agreement are solely for convenience of reference, are not part of this Agreement, and are not to be considered in construing or interpreting this Agreement.

11.10

Severability

If any provision of this Agreement is determined to be illegal or unenforceable, the validity of the remaining provisions hereof shall not be affected hereby; and such illegal or unenforceable provision shall be deemed modified to the minimum extent necessary to make it consistent  with  applicable  law  and,  in  its  modified  form,  such  provision  shall  then  be enforceable and enforced.

11.11

Counterparts, Facsimile and Electronic Signatures

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Facsimile or email transmission of any signed original document, and retransmission or email of any signed facsimile or email transmission, shall be the same as delivery of an original. The parties agree that this transaction may be conducted and closed by electronic means in accordance with the provisions of the Uniform Electronic Transactions Act (“UETA”) as codified in ORS Chapter 84. At the request of either party, the parties shall confirm facsimile or email transmitted signatures or electronic signatures by signing an original document and providing the signed original to the requesting party.

[Signature Page to Follow]

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

6

© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

Exhibit B

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

BFI:

JONES PLACE:

Bell Foods International, Inc.

Jones Place, LLC

By: Exhibit Only - Do Not Sign

By:

Exhibit Only - Do Not Sign

Craig C. Bell, President

Craig C. Bell, Member

ALKAME:

BELL FARMS: Alkame Holdings, Inc.

Bell Farms, Inc.

Exhibit Only - Do Not Sign

Exhibit Only - Do Not Sign

By:

By:

Robert K. Eakle, CEO

Craig C. Bell, President

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

Signature Page

© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

Exhibit B

EXHIBIT A COMMERCIAL SUBLEASE

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

Exhibit B

EXHIBIT B EQUIPMENT LEASE AGREEMENT

WASTEWATER DISPOSAL AGREEMENT (BELL FOODS INTERNATIONAL, INC. / ALKAME HOLDINGS, INC.)

27640 (DCA/EJT:ahg/wmh)

© 2017 SGLaw. All Rights Reserved.

4834-3962-8101, v. 4

Exhibit B

EXHIBITC

Shipping
Shipping Office
Finished goods
Ingredient Rm
Pasturizing Room
54'
117
34'
Bottling Rm
New Lab
50'
50'
4,000
Boiler Room
816
24' & 34'
60'
57
95'
4,750
Alkame & Oregon Rain Shared Space
Oregon Rain Exclusive Use
Room 1
3,000
8x8x36
50'
Diesel Tank
10179 Gallons
57
335
16,750
335
37
Room 2
50'
Mezzanine
57
Tank Rm (Opened)
100'
1995
99
Open Storage
Cutting & Sizing Rm
126
100'
Shop
50' wide
Wastewater Dump

WASTEWATER DUMP

Bell Foods Processing Plant

Campus Orawlng

(not to perled =!e)

Square foot

SQuareFeel

1.850

West Bldgs wash East Bl<lgs MldCZeBIOgs Shops

Offices

OrnruiTotal

16.750

<:;,603

5,376

5,520

5.179

76,628

120'

6.000

120'

120'

10.080

Water Prooessmo Room

Water Proeas ng

21.930

Warehooslng Ope     18,770

100'

7.836

Av Uablo Sp:e:a:

East Buildings

32,553

sJlared space

5,376 warehousing avai!abJe 011 requ t office space avru!ae c.n request

t20'

6.000

120'

MaintOtflce

S down Stwp up Co•eroc par1<rng

1,160

1.i60

2.8-:0

-s.520

12· overhang

1.200  <0'

1.800 so·

"""""""   "..""""'

I

0

OC-G l oem

2ea 3000g

BrineMixiig Tanks

3.000

1,971

5.000

6,250

Js Parking

600  20'

30'

propane tank

1998

WASTEWATER  DlSPOSAL AGREEMENT (BELL FooDs INTERNATIONAL, INc./ ALKAME HoLDINGS, INc.)

276<10 (DCA/EJT:ahg/wmh)

@ 2017 SGLaw. All Rights Reserved.

4834-3962-8101,  v. 4